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                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, AIRTOUCH COMMUNICATIONS, INC., a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file shortly with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the AirTouch Communications, Inc. 1993 Long-Term Stock Incentive Plan; and

         WHEREAS, each of the undersigned is an officer or director, or both, of the Corporation, as indicated below under his name;

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Margaret G. Gill, Sam Ginn, Mohan S. Gyani, and Arun Sarin, and each of them, his/her attorneys for him/her in his stead, in each of his/her offices and capacities as an officer, director, or both, of the Corporation, to sign and to file with the SEC such Registration Statement on Form S-8, and any and all amendments, modifications, or supplements thereto, and any exhibits thereto, and grants to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with the registration of the aforesaid common stock.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 8th day of April, 1998.

DIRECTORS


By: /s/ SAM GINN                             By: /s/ ARUN SARIN
    ---------------------------                  ------------------------------
      Sam Ginn                                     Arun Sarin
      Chairman of the Board and                    President, Chief Operating
       Chief Executive Officer                       Officer and Director


By: /s/ CAROL A. BARTZ                       By: /s/ MICHAEL J. BOSKIN
    ---------------------------                  ------------------------------
      Carol A. Bartz                               Michael J. Boskin
      Director                                     Director


By: /s/ C. LEE COX                           By: /s/ DONALD G. FISHER
    ---------------------------                  ------------------------------
      C. Lee Cox                                   Donald G. Fisher
      Director                                     Director


By: /s/ PAUL HAZEN                           By: /s/ ARTHUR ROCK
    ---------------------------                  ------------------------------
      Paul Hazen                                   Arthur Rock
      Director                                     Director


By:                                          By: /s/ GEORGE P. SHULTZ
   ----------------------------                  ------------------------------
      Charles R. Schwab                           George P. Shultz
      Director                                     Director


By: /s/ CHANG-LIN TIEN
    ---------------------------
     Chang-Lin Tien
      Director

OFFICERS



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OFFICERS


 By: /s/ MOHAN S. GYANI                       By: /s/ MARGARET G. GILL
     ---------------------------                  -----------------------------
       Mohan S. Gyani                                 Margaret G. Gill
       Executive Vice President,                      Senior Vice President,
       Chief Financial Officer                        Legal, External Affairs
                                                      and Secretary



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